Borrowings	6 Months Ended
Jun. 30, 2026
Debt Disclosure [Abstract]
Borrowings

Note 8 – Borrowings

Borrowings comprised the following at June 30, 2026 and December 31, 2025:

	June 30, 2026	December 31, 2025
Shareholder loans	$12,355,559	$8,123,835
Short-term borrowings	3,769,754	3,765,234
Senior Convertible Notes, net of discount	2,243,863	-
	$18,369,176	$11,889,069

The Senior Convertible Notes, net of discount, are presented within “Convertible notes” on the Consolidated Balance Sheet. The related derivative liabilities are presented separately within “Other current liabilities”. The debt hosts and related derivative liabilities are recognised and measured separately under US GAAP.

Debt Maturities

The following table presents the carrying amounts of the Company’s outstanding borrowings by contractual maturity year as of June 30, 2026:

	June 30, 2026
	Shareholder loans payable	Short-term borrowings	Senior Convertible Notes, net of discount
2026	$-	$-	$1,682,897
2027	12,355,559	3,769,754	560,966
	$12,355,559	$3,769,754	$2,243,863

Shareholder Loans

During the six months ended June 30, 2026, the Company received an additional $3,746,436 of loans from certain shareholders to fund working capital requirements. The loans are unsecured, denominated in pounds sterling and U.S. dollars, and bear interest at 10% per annum.

The carrying amount of shareholder loans increased by a further $485,288 due to the inclusion of accrued interest and foreign exchange movements during the period.

Short-term borrowings

The Company has an overdraft facility with Lienhardt & Partner Privatbank Zürich AG. The facility has a limit of approximately $3.8 million and was fully drawn as at June 30, 2026. Interest is calculated daily on the outstanding amount drawn under the facility at a rate of 4.45% per annum. The overdraft has no fixed term and is guaranteed by certain of the Company’s shareholders.

Senior Convertible Notes

February 2026 Notes

On February 27, 2026, the Company entered into two substantially similar Senior Convertible Note financing arrangements with 3i, LP and Alto Opportunity Master Fund SPC (each, an “Investor”). Each Investor acquired a Senior Convertible Note with an original face amount of $2,173,913 for cash proceeds of $2.0 million, resulting in aggregate cash proceeds of $4.0 million. The difference between the face amount and cash proceeds represents an 8% original issue discount. The Senior Convertible Notes bear interest at 7% per annum, mature on February 27, 2027, and contain monthly instalment, conversion, redemption, make-whole, default, anti-dilution and other settlement provisions.

The Senior Convertible Notes were issued in connection with broader financing arrangements that also included equity lines of credit (“ELOCs”). Certain settlements under the Senior Convertible Notes may be funded from subsequent financing proceeds, including proceeds generated under those ELOCs. The ELOCs and the Senior Convertible Notes are accounted for as separate financing instruments.

Accounting for Embedded Derivative Features

The Company evaluated the contractual terms of the Senior Convertible Notes under ASC 815. The Notes contain multiple embedded features, including ordinary conversion rights, variable-price conversion provisions following certain events of default, redemption premiums, make-whole settlement features, anti-dilution adjustments and other settlement provisions.

Management determined that these embedded features are economically interdependent and should be accounted for collectively as a compound embedded derivative. Management further determined that the compound embedded derivative does not qualify for the own-equity scope exception under ASC 815-40.

Accordingly, the Senior Convertible Notes are accounted for as debt hosts with bifurcated derivative liabilities. The debt hosts are subsequently measured at amortized cost using the effective-interest method. The related derivative liabilities are separately measured at fair value through earnings under ASC 815.

June 2026 Amendments

On June 16, 2026, the Company entered into amendments and waivers relating to both Senior Convertible Notes. Among other changes, the amendments reduced the conversion price from $1.30 to $0.57, revised the contractual principal balances and waived specified registration-related defaults and associated claims. The net effect of the amendments was to increase the outstanding principal balances by $1,833,328.

Management evaluated the amendments under ASC 470-50 and determined that the revised terms were substantively different from the original arrangements. Accordingly, the amendments were accounted for as extinguishments of the existing instruments and recognition of the amended instruments.

Immediately before the amendments, the Company remeasured the embedded derivative liabilities to fair value in accordance with ASC 815. The Company then derecognized the carrying amounts of the original debt hosts and related derivative liabilities and recognized the amended debt hosts and related derivative liabilities based on the amended contractual terms. The difference between the carrying amounts derecognized and the amounts recognized for the amended instruments was recorded as a loss on debt extinguishment within “Other non-operating (income)/expense, net” in the Consolidated Statement of Operations.

Convertible notes, net of discount

The following table presents the movement in the carrying amount of the Senior Convertible Notes during the six months ended June 30, 2026:

Six months ended June 30, 2026
Balance at January 1, 2026	$-
Contractual face value of notes issued	4,347,826
Original issue discount	(347,826)
Amount allocated to separately recognized embedded derivative liabilities	(1,420,000)
Initial debt issuance costs	(50,000)
Interest and discount accretion	124,828
Net effect of derecognizing the original debt hosts and recognizing the replacement debt hosts	2,361,303
Repayments and settlement-related adjustments	(1,300,319)
Conversions into ordinary shares	(1,471,949)
Balance at June 30, 2026	$2,243,863

Derivative Liabilities

The derivative liabilities associated with the Senior Convertible Notes are measured at fair value through earnings. The derivative liabilities are classified as Level 3 fair value measurements because significant inputs used in the valuation are unobservable. Significant valuation inputs include the Company’s share price, expected volatility, expected life, expected principal exposure, risk-free interest rate and assumptions regarding the likelihood and economics of conversion, redemption, default and other settlement outcomes.

Changes in the fair value of the derivative liabilities are recognized within “Other non-operating (income)/expense, net” in the Consolidated Statement of Operations.

For the six months ended June 30, 2026
Balance at January 1, 2026	$-
Recognition of derivative liability	1,420,000
Derecognition on conversions and repayments	(487,175)
Changes in fair value	(739,987)
Balance at June 30, 2026	$192,838

Convertible Shareholder Loans at Fair Value

The Convertible Shareholder Loans outstanding at January 1, 2025 were converted into ordinary shares in connection with the Company’s initial public offering during the six months ended June 30, 2025.

Six months ended June 30, 2025
Balance at January 1, 2025	$22,560,124
Change in fair value	232,041
Conversion into ordinary shares	(23,183,562)
Foreign currency movements	391,397
Balance at June 30, 2025	$-